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Exhibit 21.1

SCHEDULE OF SUBSIDIARIES
(in alphabetical order)

WHOLLY OWNED SUBSIDIARIES OF THE COMPANY

1588153 Ontario Limited, an Ontario corporation
4444582 Canada Inc., a Canada corporation
9106-6001 Quebec Inc., a Quebec corporation
AA Portfolio Management Limited, a Cayman Islands exempted company
Affiliated Managers Group (Hong Kong) Limited, a limited company incorporated in Hong Kong
Affiliated Managers Group Limited, a limited company incorporated in the United Kingdom
Affiliated Managers Group Pty Ltd, a limited company incorporated in Australia
AMG Canada Corp., a Nova Scotia corporation
AMG Canada Holdings LLC, a Delaware limited liability company
AMG FL Holdings, LLC, a Delaware limited liability company
AMG Genesis, LLC, a Delaware limited liability company
AMG Global, Inc., a Delaware corporation
AMG Northeast Investment Corp., a Delaware corporation
AMG PA Holdings Partnership, a Delaware general partnership
AMG Plymouth UK Holdings (1) Limited, a limited company incorporated in England and Wales
AMG Properties LLC, a Delaware limited liability company
AMG/FAMI Investment Corp., a Nova Scotia corporation
AMG/Midwest Holdings, LLC, a Delaware limited liability company
Arrow Acquisition LLC, a Delaware limited liability company
BMCM Acquisition, LLC, a Delaware limited liability company
Bowman Partners GP Co., a Cayman Islands exempted company
Channel Ventures GP Limited, a Cayman Islands exempted company
Chicago Acquisition, LLC, a Delaware limited liability company
Cinegate Financial Services Inc., an Ontario corporation
Cinegate Production Management Services 2001 Inc., a Canada corporation
El-Train Acquisition LLC, a Delaware limited liability company
FA (DE) Acquisition Company, LLC, a Delaware limited liability company
FIAMI Production Management Services 2001 Inc., a Canada corporation
First Asset Capital Management (III) Inc., an Ontario corporation
First Asset Resources Inc., an Ontario corporation
First Quadrant Holdings, LLC, a Delaware limited liability company
HWL Holdings Corp., a Delaware corporation
Klee Asia I GP LLC, a Delaware limited liability company
Klee Europe I GP LLC, a Delaware limited liability company
Klee Europe II GP LLC, a Delaware limited liability company
Klee USA I GP LLC, a Delaware limited liability company
Klee USA II GP LLC, a Delaware limited liability company
LTEIP GP Holdings, LLC, a Delaware limited liability company
LTEIP LP Holdings, LLC, a Delaware limited liability company
Monteverdi GP Limited, a limited company incorporated in Scotland
Odin GP LLC, a Delaware limited liability company
PAIF GP Limited, a Cayman Islands exempted company
Pantheon (US) LLC, a Delaware limited liability company
Pantheon Capital (Asia) Limited, a limited company incorporated in Hong Kong
Pantheon Global Co-investment Opportunities GP Ltd, a Cayman Islands exempted company
Pantheon GP Limited, a limited company incorporated in England and Wales

Pantheon Holdings Limited, a limited company incorporated in England and Wales
Pantheon KSA GP LLC, a Delaware limited liability company
Pantheon Lille GP Limited, a limited company incorporated in Scotland
Pantheon Ventures (Guernsey) Limited, a Guernsey corporation
Pantheon Ventures (Scotland) GP Limited, a limited company incorporated in Scotland
Pantheon Ventures Inc., a California corporation
Pantheon Ventures Limited, a limited company incorporated in England and Wales
Papillon GP LLC, a Delaware limited liability company
PASIA V GP Limited, a limited company incorporated in Guernsey
PEURO V GP Limited, a limited company incorporated in Guernsey
PEURO VI GP Limited, a limited company incorporated in Guernsey
PGIF GP Limited, a limited company incorporated in Guernsey
PGSF III GP Limited, a limited company incorporated in Guernsey
PGSF III Limited, a limited company incorporated in Guernsey
PGSF IV Feeder GP Limited, a limited company incorporated in England and Wales
PGSF IV GP LLC, a Delaware limited liability company
Prides Crossing Holdings LLC, a Delaware limited liability company
PUSA VIII Feeder GP Limited, a limited company incorporated in England and Wales
Quartet Capital Corporation, an Ontario corporation
Red Mile Syndication Inc., an Ontario corporation
SCP GP LLC, a Delaware limited liability company
Shamrock GP Limited, a limited company incorporated in Guernsey
SPO GP LLC, a Delaware limited liability company
TimesSquare Manager Member, LLC, a Delaware limited liability company
Titan NJ GP Holdings, Inc., a Delaware corporation
TMF Corp., a Delaware corporation
Welch & Forbes, Inc., a Massachusetts corporation

ENTITIES THAT ARE NOT WHOLLY-OWNED AND IN WHICH THE COMPANY HAS A MAJORITY INTEREST (DIRECT AND INDIRECT)

Advantage Outsourcing Solutions, LLC, a Delaware limited liability company
AKH Holdings LLC, a Delaware limited liability company
AMG Boston Holdings, LLC, a Delaware limited liability company
AMG London Holdings Corp., a Delaware corporation
AMG/Midwest Holdings, Inc., a Delaware corporation
AMG New York Holdings Corp., a Delaware corporation
AMG/North America Holding Corp., a Delaware corporation
AMG Northeast Holdings, Inc., a Delaware corporation
AMG Renaissance Holdings LLC, a Delaware limited liability company
AMG/TBC Holdings, Inc., a Delaware corporation
AMG WF Holdings LLC, a Delaware limited liability company
Arrow Bidco Limited, a limited company incorporated in the United Kingdom
Artemis Asset Management Limited, a limited company incorporated in the United Kingdom
Artemis Fund Managers Limited, a limited company incorporated in the United Kingdom
Artemis Strategic Asset Management Limited, a limited company incorporated in the United Kingdom
Artemis Investment Management LLP, an England Limited Liability Corporation
Aston Asset Management, LP, a Delaware limited partnership
Catalyst Acquisition II, Inc., a Delaware corporation
Chicago Equity Partners, LLC, a Delaware limited liability company
Essex Investment Management Company, LLC, a Delaware limited liability company
FA (WY) Acquisition Company, Inc., a Delaware corporation
FCMC Holdings LLC, a Delaware limited liability company
First Quadrant Corp., a New Jersey corporation

First Quadrant, L.P., a Delaware limited partnership
Foyston, Gordon & Payne Inc., a Canada corporation
Friess Associates of Delaware, LLC, a Delaware limited liability company
Friess Associates, LLC, a Delaware limited liability company
Frontier Capital Management Company, LLC, a Delaware limited liability company
Frontier Capital Management Incentive, LLC, a Delaware limited liability company
Gannett Welsh & Kotler, LLC, a Delaware limited liability company
Genesis Asset Managers, LLP, a Delaware limited liability partnership
Harding Loevner LP, a Delaware limited partnership
J.M. Hartwell Limited Partnership, a Delaware limited partnership
M.J. Whitman LLC, a Delaware limited liability company
Managers Distributors, Inc., a Delaware corporation
Managers Investment Group LLC, a Delaware limited liability company
Manor LLC, a Delaware limited liability company
New GAML Holdco, Ltd., a Cayman Islands exempted company
New Millennium Venture Partners Inc., an Ontario corporation
Pantheon Capital Partners GP LLC, a Delaware limited liability company
Pantheon Ventures (HK) LLP, an England and Wales limited liability partnership
Pantheon Ventures (UK) LLP, an England and Wales limited liability partnership
Pantheon Ventures (US) Holdings LLP, a Delaware limited liability partnership
Pantheon Ventures (US) LP, a Delaware limited partnership
PEURO IV GP LLC, a Delaware limited liability company
PGSF II GP LLC, a Delaware limited liability company
PGSF III GP LLC, a Delaware limited liability company
Private Debt LLC, a Delaware limited liability company
PUSA VI GP LLC, a Delaware limited liability company
PUSA VII GP LLC, a Delaware limited liability company
PUSA VIII GP LLC, a Delaware limited liability company
PVP II GP LLC, a Delaware limited liability company
Rorer Asset Management, LLC, a Delaware limited liability company
Systematic Financial Management, L.P., a Delaware limited partnership
The Renaissance Group LLC, a Delaware limited liability company
Third Avenue Holdings Delaware LLC, a Delaware limited liability company
Third Avenue Management LLC, a Delaware limited liability company
TimesSquare Capital Management, LLC, a Delaware limited liability company
Titan NJ LP Holdings, LLC, a Delaware limited liability company
Topspin Acquisition, LLC, a Delaware limited liability company
Trident NYC Acquisition, LLC, a Delaware limited liability company
Trilogy Global Advisors, LP, a Delaware limited partnership
Trilogy Global Advisors UK Holdings Limited, a limited company incorporated in the United Kingdom
Trilogy Global Advisors International LLP, a limited liability partnership incorporated in the United Kingdom
Tweedy, Browne Company LLC, a Delaware limited liability company
Welch & Forbes LLC, a Delaware limited liability company

ENTITIES IN WHICH THE COMPANY HAS A MINORITY INVESTMENT (DIRECT AND INDIRECT)

AQR Capital Management Holdings, LLC, a Delaware limited liability company
AQR Capital Management II, LLC, a Delaware limited liability company
AQR Capital Management, LLC, a Delaware limited liability company
Beutel, Goodman & Company Ltd., a limited company incorporated in Canada
BlueMountain Capital Management, LLC, a Delaware limited liability company
BlueMountain GP Holdings, LLC, a Delaware limited liability company

Deans Knight Capital Management Ltd., a Canada corporation
Fortigent Holdings Company, Inc., a Maryland corporation
Genesis Investment Management, LLP, a limited liability partnership incorporated in the United Kingdom
Long-Term Equity Interests Plan 2010, LP, a Delaware limited partnership
Louisbourg Investments Inc., a New Brunswick corporation
Lydian Private Bank, a federal savings association
Montrusco Bolton Focus Global Fund Inc., a Cayman Islands corporation
Montrusco Bolton Investments Inc., a Canada corporation
Tweedy, Browne Incentive LLC, a Delaware limited liability company
VA Partners I, LLC, a Delaware limited liability company
VA Partners III, LLC, a Delaware limited liability company
VA SmallCap Partners, LLC, a Delaware limited liability company
Value Partners Group Limited, a Cayman Islands exempted company
ValueAct Capital Management, L.P., a Delaware limited partnership
ValueAct Capital Management, LLC, a Delaware limited liability company
ValueAct Holdings GP, LLC, a Delaware limited liability company
ValueAct Holdings, L.P., a Delaware limited partnership
ValueAct SmallCap Management, LLC, a Delaware limited liability company
Wilshire Financial Services Inc., an Alberta corporation

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  Exhibit 21.1